UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 17, 2005 (March 11, 2005)

ZIX CORPORATION

(Exact name of registrant as specified in its charter)

Texas	0-17995	75-2216818

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Avenue
Suite 2200, LB 36
Dallas, Texas 75204-2960
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (214) 370-2000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
INDEX TO EXHIBITS
Asset Purchase Agreement
Promissory Note
Press Release

Item 1.01 Entry into a Material Definitive Agreement.

Item 2.01 Completion of Acquisition or Disposition of Assets.

     On March 11, 2005, Zix SCM, Inc. (the “Company”), a wholly-owned subsidiary of Zix Corporation (“ZixCorp” or the “Registrant”), entered into an Asset Purchase Agreement with CyberGuard Corporation (“CyberGuard”) pursuant to which the Company sold its Message Inspector® and Web Inspector® product lines and related assets to CyberGuard. Message Inspector is a comprehensive email filtering software that enables a company to monitor, manage and, if necessary, block unauthorized email communications. Web Inspector is a Web filtering software that helps organizations enforce Internet acceptable use policies by monitoring and blocking inappropriate Web sites.

     The total sales price was $3,626,000, consisting of $2,126,000 in cash and a $1,500,000 note payable due in three equal payments of $500,000 on June 15, September 15 and December 15, 2005. Included in the assets sold were prepaid and other assets of $155,000, net property and equipment of $35,000, and net intangible assets for which the carrying values are to be determined. In addition, CyberGuard assumed deferred revenues of $1,556,000. The Registrant is in the process of determining the amount of gain or loss, if any, that it will record in the first quarter of 2005.

     The Asset Purchase Agreement (excluding the Disclosure Schedule and Annexes) and Promissory Note are attached hereto as Exhibits 2.1 and 2.2 and incorporated herein by reference. On March 14, 2005, ZixCorp issued a press release concerning the sale described above, which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

     (a)     Financial Statements of Businesses Acquired.

               N/A

     (b)     Pro Forma Financial Information.

               N/A

(c)	Exhibits.

Exhibit No.	Description

2.1*	Asset Purchase Agreement, entered into as of March 11, 2005, by and between CyberGuard Corporation and Zix SCM, Inc. (excluding the Disclosure Schedule and Annexes).

2.2*	Promissory Note, dated March 11, 2005, payable by CyberGuard Corporation in the original principal amount of $1,500,000, issued in connection with the Asset Purchase Agreement filed as Exhibit 2.1 hereto.

99.1*	Press Release of Zix Corporation, dated March 14, 2005.

*	Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIX CORPORATION (Registrant)
Date: March 17, 2005	By:	/s/ Bradley C. Almond
Bradley C. Almond
Vice President, Chief Financial Officer and Treasurer (Principal Financial and Accounting Officer)

INDEX TO EXHIBITS

Exhibit No.	Description

2.1*	Asset Purchase Agreement, entered into as of March 11, 2005, by and between CyberGuard Corporation and Zix SCM, Inc. (excluding the Disclosure Schedule and Annexes).

2.2*	Promissory Note, dated March 11, 2005, payable by CyberGuard Corporation in the original principal amount of $1,500,000, issued in connection with the Asset Purchase Agreement filed as Exhibit 2.1 hereto.

99.1*	Press Release of Zix Corporation, dated March 14, 2005.

*	Filed herewith.